UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2008

CHICOPEE BANCORP, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	0-51996	20-4840562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

70 Center Street, Chicopee, Massachusetts	01013
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (413) 594-6692

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 8, 2008, Chicopee Bancorp, Inc., the holding company for Chicopee Savings Bank, announced that the Company is commencing a third stock repurchase program to acquire 335,000 shares, or approximately 5% of the Company’s common stock. The press release announcing the third stock repurchase program is included as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit 99.1	Press Release Dated August 8, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

CHICOPEE BANCORP, INC.

Date: August 8, 2008	By:	/s/ W. Guy Ormsby
W. Guy Ormsby
Executive Vice President, Chief Financial
Officer and Treasurer